SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE
SECURITES EXCHANGE ACT of 1934

April 26, 2004    ______________________________________________

(Date of Report – date of earliest event reported)

First Albany Companies Inc._____________________________________

(Exact name of registrant as specified in its charter)

New York________________________0-14140_________22-2655804______

(State of Other Jurisdiction of Incorporation)    (Commission File Number)

IRS Employer Identification No.)

30 South Pearl Street, Albany, New York  12207__________________

(Address of Principal Executive Offices)

(Zip Code)

(518) 447-8500__________________________________________________

(Registrant’s telephone number, including area code)

________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Item 9.

Regulation FD Disclosure

     Item 12.  Results of Operations and Financial Condition

        The following information is furnished pursuant to

        Item 12 of Form 8-K.

On April 26, 2004, First Albany Companies Inc. announced its financial results for the quarter ended March 31, 2004.  The press release announcing financial results for the quarter ended March 31, 2004 is filed herewith as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Albany Companies Inc.

Dated:4/26/04

 /S/STEVEN R. JENKINS

Steven R. Jenkins

Chief Financial Officer